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                                                                    Exhibit 23.1


                         [LETTERHEAD OF ROLFE, BENSON]














                         INDEPENDENT AUDITOR'S CONSENT






We consent to the use in this Registration Statement on Form 10SB of Touchstone Resources Ltd. of our report dated 6 February 2001 appearing in the Registration Statement.


                         ROLFE,BENSON

                         /s/ Rolfe, Benson

                         Chartered Accountants

Vancouver, British Columbia

5 April 2002